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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2014 in the Registration Statement (Form S-4 No. 333-        ) and related Prospectus of WCI Communities, Inc. dated March 27, 2014.

/s/ Ernst & Young LLP
Certified Public Accountants
Miami, Florida
March 27, 2014

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm